SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A-1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 30, 2002

Uranium Power Corporation
(Exact name of registrant as specified in its charter)

           Commission File Number 0-27659

                        Colorado                                                                                   None
                                  (State or other jurisdiction of                                     (I.R.S. Employer Identification No.)
     incorporation or organization)

206-475 Howe Street, Vancouver, B.C., CANADA              V6C 2B3
(Address of principal executive offices)                                 (Zip Code)

     Registrant’s telephone number, including area code: (604) 685-8355

Item 2.      Acquisition or Disposition of Assets

        On April 30, 2002, the Registrant entered into and consummated the transactions contemplated by an Agreement and Plan of Reorganization (the “Merger Agreement”), whereby Anhydride Petroleum (USA), Inc., a Colorado corporation, and wholly owned subsidiary of October Sun, a Nevada corporation (“October Sun”), was merged with and into a wholly owned subsidiary of Registrant. Upon consummation of the Merger Agreement, Anhydride Petroleum (USA), Inc., the surviving corporation of the merger, became a wholly owned subsidiary of Registrant in exchange for the issuance to October Sun of (a) 3,950,000 shares of Common Stock of the Registrant; (b) a warrant to purchase 500,000 shares of Common Stock of the Registrant at an exercise price of $0.01 per share, expiring April 30, 2003; and (c) a demand promissory note in the principal amount of $100,000.00.

        In addition to the shares, warrants, and demand promissory note issued to October Sun, as a condition of closing the Merger Agreement, Registrant (a) issued to Hodgkinson Equities Corporation a warrant to purchase 500,000 shares of Common Stock of the Registrant at an exercise price of $0.01 per share, expiring July 25, 2003; (b) issued to Robert Edwards a warrant to purchase 500,000 shares of Common Stock of the Registrant at an exercise price of $0.01 per share, expiring July 25, 2003; (c) issued to 858642 Alberta Ltd., under the Registrant’s 2000 Stock Option Plan, an option to purchase 250,000 shares of the Common Stock of Registrant, at an exercise price of $0.27 per share, expiring August 21, 2006; (d) issued to Robert Edwards, under the Registrant’s 2000 Stock Option Plan, an option to purchase 250,000 shares of the Common Stock of Registrant, at an exercise price of $0.27 per share, expiring August 21, 2006; and (d) committed to pay up to $60,000 in costs in connection with the completion or abandonment of certain petroleum wells.

Item 7(b)      Financial Statements

        The consolidated financial statements satisfying the pro forma financial information required to be reported on this Form 8-K are hereby incorporated by reference to Item 7 of Registrant’s Annual Report on Form 10-KSB, filed September 11, 2002.

Item 7(c)      Exhibits

2.1	Agreement and Plan of Reorganization, effective as of April 30, 2002;(1)

23.1	Consent of Smythe Ratcliffe, Chartered Accountants, filed herewith;

99.1	Report of Chartered Accountants and consolidated financial statements satisfying the pro forma financial information required by Item 7(b) of this Form 8-K.(2)

________________

(1)	Incorporated by reference from Registrant's Current Report on Form 8-K, filed May 15, 2002.
(2)	Incorporated by reference from Registrant's Annual Report on Form 10-KSB, filed September 11, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                      URANIUM POWER CORPORATION

Date        December 12, 2002                                                                          By: /s/ Douglas W. Cannaday
                                                                                                                          Douglas W. Cannaday, President